UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        May 16, 2017

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2017, of the 6,480,164 shares of common stock outstanding and entitled to vote at the 2017 Annual Shareholders’ Meeting, 5,989,801 shares were present in person or by proxy, representing 92.4% of votes received, and the following matters were voted upon and approved by our shareholders at the 2017 Annual Meeting:

1.	the election of four members to our board of directors;

2.	the non-binding resolution on our executive compensation policies and procedures; and

3.	the ratification of the appointment of Elliott Davis Decosimo, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors

	Votes	Votes	Broker Non-
Director’s Name	For	Withheld	Votes
Andrew B. Cajka	4,591,835	214,893	1,183,073
Anne S. Ellefson	4,648,007	158,721	1,183,073
Fred Gilmer, Jr.	4,653,054	153,674	1,183,073
Tecumseh Hooper, Jr.	4,653,540	153,188	1,183,073

Executive Compensation Policies and Procedures

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,548,598	74,238	183,892	1,183,073

Ratification of the Appointment of Elliott Davis Decosimo, LLC

Votes For	Votes Against	Votes Abstained
5,950,327	23,208	16,266

ITEM 7.01 Regulation FD Disclosure

Southern First Bancshares, Inc. (the “Company”) is hereby furnishing a slide presentation posted on the Company's website in connection with the 2017 Annual Shareholders' Meeting on May 16, 2017. The presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of the Company. These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause the Company’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect the Company’s operating results in documents filed by the Company with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings. The Company assumes no duty to update the forward-looking statements made in this presentation.

ITEM 9.01 Financial Statements and Exhibits

(c)     Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Slide presentation posted on the Company's website in connection with the 2017 Annual Shareholders' meeting held on May 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

	By:	/s/Michael D. Dowling
	Name	Michael D. Dowling
	Title:	Chief Financial Officer

Dated: May 18, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide presentation posted on the Company's website in connection with the 2017 Annual Shareholders' meeting held on May 16, 2017.